===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     GOLDEN ISLES FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     GOLDEN ISLES FINANCIAL HOLDINGS, INC.
                              3811 Frederica Road
                       St. Simons Island, Georgia 31522


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   ----------------------------------------


                    To be held on Wednesday, June 24, 1998

Notice is hereby given that the Annual Meeting of Shareholders of Golden Isles Financial Holdings, Inc. (the "Company") will be held on Wednesday, June 24, 1998, at 10:00 a.m., local time, at The Comfort Inn, 5308 New Jesup Highway (Interstate 95 and State Route 341), Brunswick, Georgia 31525 for the purpose of considering and voting upon the following matters, all of which are described in the attached Proxy Statement:

1.  The election of directors; and

2. Such other matters as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on May 8, 1998, shall be entitled to notice of and to vote at the meeting and any adjournment thereof.

The Board of Directors would like to have as many shareholders as possible represented at the Annual Meeting. Accordingly, you are asked to SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may change or withdraw your proxy at any time prior to the voting at the meeting, including if you attend the meeting and wish to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS


JIMMY D. VEAL
Treasurer and Secretary


St. Simons Island, Georgia
May 27, 1998

                     GOLDEN ISLES FINANCIAL HOLDINGS, INC.
                              3811 Frederica Road
                       St. Simons Island, Georgia 31522


                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                                 INTRODUCTION


This Proxy Statement is furnished by the Board of Directors (the "Board") of Golden Isles Financial Holdings, Inc. (the "Company"), in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 24, 1998, at 10:00 a.m. local time, at The Comfort Inn, 5308 New Jesup Highway (Interstate 95 and State Route 341), Brunswick, Georgia 31525, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited by directors, officers or regular employees of the Company and its subsidiaries in person, by telephone or by other means. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to shareholders on or about May 27, 1998.

Only shareholders of record at the close of business on May 8, 1998 (the "Record Date"), are entitled to vote at the Annual Meeting, or any adjournment thereof. As of that date, the Company had outstanding and entitled to vote 2,313,645 shares of Common Stock held by 910 shareholders of record. Each share of Common Stock is entitled to one vote.

Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it, or a duly executed proxy bearing a later date, to the Chairman of the Company. If the proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the proxy is returned without any choice being specified thereon, it will be voted for all the nominees for directors named and described herein, and, in the proxy holders' discretion, with regard to any other matter that may properly come before the meeting.

The Company requests that banks, brokerage houses and other custodians, nominees and fiduciaries forward all of the solicitation materials to the beneficial owners of the shares they hold of record. The Company will reimburse these record holders normal handling charges for such forwarding service.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

General
-------

The Company's Board of Directors is composed of eight members. Directors of the Company are elected at the Annual Meeting of the Company's shareholders. The term of office for directors is one year or until the next Annual Meeting and thereafter until their successors are elected and qualified.

Directors are to be elected by a plurality vote of the shares represented, in person or by proxy, at the Annual Meeting, which are eligible to be voted in connection with the election of directors. In determining the number of shares voted for or against any nominee for director, abstentions and broker non-votes are disregarded. The Board of Directors is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, then the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote for such substitute nominee or nominees as may be designated by the Board of Directors unless the Board reduces the number of directors accordingly.

Biographic Information
----------------------

The Board proposes the election of the following directors of the Company for a term of one year. All persons nominated for election are incumbent directors. Following is information about each nominee, including biographical data for at least the last five years.

C. Ray Acosta (57). Mr. Acosta has been employed by Georgia Power Company since 1964. He has been Region Manager for the Coastal Region, a 10-county service area, since 1993. Prior to that, he was District Manager for the Brunswick District from 1977 to 1993. Mr. Acosta is Past President and Campaign Chairman of the United Way of Brunswick and Glynn County, and past Chairman of the Brunswick and Glynn County Development Authority. Mr. Acosta was one of the original directors of the Company and served as a director of the Company from 1987 to 1994, and was reelected at the Annual Meeting in 1997. He also served as a director of the Bank from 1990 to 1994.

James M. Fiveash (66). Mr. Fiveash is retired and was formerly President of Five Transportation Company. Mr. Fiveash was one of the original directors of the Company and served as a director of the Company from 1987 to 1994, and was reelected at the Annual Meeting in 1997. He also served as a director of the Bank from 1990 to 1994. Mr. Fiveash is retired and serves as part-time President of the Fiveash Company, which is in the business of renting trucking terminals.

L. McRee Harden (42). Mr. Harden, one of the original directors of the Company, has been a director of the Company since July 1988, a director of the Bank since February 1990, and a director of FCC since July 1993. Mr. Harden is the Secretary and Treasurer of Friendly Express, Inc., a company which operates a chain of approximately 29 convenience stores in south Georgia and Florida.

Michael D. Hodges (45). Mr. Hodges has been a director of the Company since 1991, a director of the Bank since June 1990, and a director of FCC since October 1996. On February 20, 1997, Mr. Hodges was appointed President and CEO of the Bank, having been Acting President and CEO of the Bank since October 1996. Prior to that, he had been Senior Vice President of the Bank since June 1990, with principal responsibilities for the Bank's loan portfolio.

Russell C. Jacobs, Jr. (62). Mr. Jacobs, one of the original directors of the Company, has been a director of the Company since July 1988, a director of the Bank since February 1990, and a director of FCC since October 1996. He also has been a Vice Chairman of the Bank since July 1995. Mr. Jacobs is self-employed as an agent for the Equitable Financial Companies, and as a registered representative with Equico Securities, Inc. Mr. Jacobs holds both the Chartered Life Underwriter ("CLU") and Chartered Financial Consultant ("CHFC") designations.

Claude Kermit Keenum (62). Mr. Keenum, one of the original directors of the Company, has been a director of the Company since July 1988, a director of the Bank since February 1990, and a director of FCC since July 1995. He was the Superintendent of the Glynn County School System from 1980 to 1989 and the Superintendent of the Cobb County School System in metropolitan Atlanta from 1989 to 1992. He was President of Southeastern Communication Systems, Inc., and Keenum's Educational Services, Inc., and is now retired.

Jimmy D. Veal (49). Mr. Veal, one of the original directors of the Company, has been a Vice Chairman of the Company since July 1995. He has been a director of the Company since June 1987 and Secretary/Treasurer of the Company since September 1992. He has been a Vice Chairman of the Bank since July 1995, a director of the Bank since July 1990, and Secretary/Treasurer and a director of FCC since July 1993. He is Secretary/Treasurer and a director of Motel Properties, Inc., a corporation that owns and operates five motels in Glynn County and two in Camden County.

J. Thomas Whelchel (63). Mr. Whelchel, one of the original directors of the Company, is the Chairman and CEO of the Company, a position held by him since October 17, 1996. Prior to that, Mr. Whelchel was a Vice Chairman of the Company between July 1995 and October 1996. From July 1988 through July 1995, he served as President of the Company. Mr. Whelchel has been a director of the Company since July 1988, and Chairman and a director of the Bank since February 1990. Mr. Whelchel has also been a director of FCC since July 1993. He is a senior partner in the Brunswick law firm of Whelchel, Brown, Readdick and Bumgartner.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth share ownership information as of March 17, 1998, with respect to any person known to GIFH to be a beneficial owner of more than 5% of GIFH's Common Stock, including Common Stock owned in the form of Units. The information as to beneficial ownership was furnished to GIFH by or on behalf of the persons named. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned. Percentage ownership is calculated based on 2,313,645 outstanding shares.


Security Ownership of Certain Beneficial Owners*

Name and Address                                        Percent
of Beneficial Owner                 Number of Shares    of Class
-------------------                 ----------------    --------

Leonard W. Golan (1)                    188,034           8.13%
21st Floor,
Three First National Plaza
Chicago, Illinois 60602

     Although Gregory S. Junkin, Paul D. Lockyer, and Scott A. Junkin filed a
Schedule 13d with the Securities and Exchange Commission on November 14, 1996 indicating that they may together constitute a "group" owning in excess of five percent of the Common Stock of the Company, the Company is unaware of the current beneficial share ownership figures for those individuals, and whether those persons continue to consider themselves as possibly constituting a "group" within the meaning of Rule 13d-5 of the 34 Act. Accordingly, the Company can not provide reliable beneficial ownership information for such persons.

* Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"). Under such rule, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) Mr. Golan's beneficial ownership of the shares of Common Stock attributed to him stems from his having voting and investment power with respect to those shares in his capacity as Trustee of each of the Leonard W. Golan Insurance Trust dated January 23, 1968, the Carol P. Golan Insurance Trust dated November 7, 1977, and the Carol P. Golan QTIP Trust dated April 18, 1995. The number of shares beneficially owned by Mr. Golan includes the right to acquire 64,642 shares pursuant to Class A Warrants owned by Mr. Golan.

The following table sets forth share ownership information as of March 17, 1998, with respect to (i) each current director, nominee for director and named executive officer of GIFH who beneficially owns Common Stock, including Common Stock owned in the form of Units, and (ii) all current directors and named executive officers of GIFH as a group. The information as to beneficial ownership was furnished to GIFH by or on behalf of the persons named. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned. Percentage ownership is calculated based on 2,313,645 outstanding shares.

Security Ownership of Management*

Name and Address                                                    Percent
of Beneficial Owner                     Number of Shares            of Class
-------------------                     ----------------            --------
L. McRee Harden (1)                            19,385                 .84%
P.O. Box 2369
Darien, GA 31305

Michael D. Hodges (2)                          55,033                2.38%
207 Dunbarton Drive
St. Simons Island, GA 31522

Russell C. Jacobs, Jr. (3)                     16,763                 .73%
308 Oak Grove Island Drive
Brunswick, GA 31525

C. Kermit Keenum (4)                           16,545                 .72%
100 Old Mountain Road
Powder Springs, GA 30073

Jimmy D. Veal (5)                              81,898                3.54%
711 Beachview Drive
Jekyll Island, GA 31527

J. Thomas Whelchel (6)                         31,740                1.37%
5 Glynn Avenue
Brunswick, GA 31520

Charles R. Acosta (7)                          27,624                1.19%
226 Medinah
St. Simons Island, GA 31522

James M. Fiveash (8)                           40,000                1.73%
605 King Cotton Row
Brunswick, GA 31525

Name and Address                                                    Percent
of Beneficial Owner                     Number of Shares            of Class
-------------------                     ----------------            --------
All Directors and Executive                   288,988               12.49%
Officers as a Group
(8 persons)

* Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Act. Under such rule, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty
(60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) Includes 1,250 shares owned by his wife for which he disclaims beneficial ownership. Also includes the right to acquire 1,385 shares pursuant to vested options.

(2)  Includes the right to acquire 35,124 shares pursuant to vested options.

(3)  Includes the right to acquire 1,263 shares pursuant to vested options.

(4)  Includes the right to acquire 1,045 shares pursuant to vested options.

(5) Includes 9,125 shares owned as custodian for his son, Daniel D. Veal, 9,125 shares owned as custodian for his son, Zachary T. Veal, both under the Uniform Gifts to Minors Act, and 1,958 shares pursuant to vested options.

(6) Includes 25 shares owned by Mr Whelchel's daughter for which he disclaims beneficial ownership, and 1,390 shares pursuant to vested options.

(7)  Includes 1,437 shares beneficially owned by Mr. Acosta.

(8) Includes 6,000 shares owned individually by Mr. Fiveash and 34,000 shares beneficially owned by him.


Related Party Transactions
--------------------------

During 1997, the Bank loaned funds to certain of the Company's executive officers and directors or to businesses in which such persons had an interest. All such loans were: (a) in the ordinary course of business, (b) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

Compliance with Section 16(a) of the Act
----------------------------------------

Based solely on review of Forms 3 and 4 and amendments thereto furnished to the Company during its fiscal year and review of Form 5 and amendments thereto furnished to the Company with respect to the 1997 fiscal year, no person who, at any time during the 1997 fiscal year was a director, officer or beneficial owner of more than 10% of the Common Stock, failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Act during the 1997 fiscal year.

The Board of Directors and its Committees
-----------------------------------------

The Board of Directors of the Company held twelve regular meetings during the year ended December 31, 1997. Each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and
(ii) the total number of meetings held by all committees of the Board of Directors on which he served, during the period of the 1997 fiscal year that he served as a director.

The Company's Board of Directors has established an audit committee (the "Audit Committee"), a directors committee ("Committee on Directors"), the EDP steering committee, an executive committee, and a loan committee. In addition, from time to time, the Board creates temporary committees for various limited purposes.

The members of the Audit Committee are L. McRee Harden, Russell C. Jacobs, Jr., and James M. Fiveash. The Audit Committee held 7 meetings during the 1997 fiscal year. The objective of the Audit Committee is to prevent losses by the Company from fraud, defalcation and/or operating deficiencies.

The members of the Committee on Directors are C. Kermit Keenum, Chairman, C. Ray Acosta, Russell C. Jacobs, Jr., Michael D. Hodges, and J. Thomas Whelchel. The Committee on Directors is charged with responsibility for oversight of, nominations for, and compensation of the company's directors and senior officers.

The members of the EDP Steering Committee are James M. Fiveash, Chairman, L. McRee Harden, C. Kermit Keenum, and Michael D. Hodges. The Electronic Data Processing Steering Committee is responsible for ensuring the company's compliance with Year 2000 requirements and approval of purchases of major equipment.


The members of the Executive Committee are Russell C. Jacobs, Jr., Chairman, Jimmy D. Veal, J. Thomas Whelchel, Michael D. Hodges, and James T. Layman. The Executive Committee is responsible for strategic planning and development of the business of the company.

The members of the Loan Committee are Jimmy D. Veal, Chairman, L. McRee Hardin, Vice Chairman, James M. Fiveash, Michael D. Hodges, and J. Thomas Whelchel. The Loan Committee is responsible for reviewing loan applications.

Executive Compensation
----------------------

The following table sets forth the compensation paid to the named executive officers of GIFH and its subsidiaries:

(Continued on the following page)

     The following table is a summary of compensation paid during the past three years to the individual serving as the Company's CEO during 1997 and any other executive officer who during 1997 earned in excess of $100,000 in annual salary and bonus.

                          SUMMARY COMPENSATION TABLE

                                                                                   SECURITIES
                                                     OTHER ANNUAL   RESTRICTED1    UNDERLYING        LTIP      ALL OTHER
NAME AND POSITION         YEAR     SALARY    BONUS   COMPENSATION   STOCK AWARDS   OPTIONS/SARS(#)   PAYOUTS   COMPENSATION
---------------------------------------------------------------------------------------------------------------------------
J. THOMAS WHELCHEL        1997     91,872/5/ -----       -----          -----         -----           -----        -----
CEO
                          1996     ------    -----       -----          -----         1,390/4/        -----        -----

                          1995     ------    -----       -----         61,950/2/      -----           -----        -----

MICHAEL D. HODGES         1997    120,919    -----       -----          -----         -----           -----        -----
PRESIDENT
FIRST BANK OF             1996    100,861    -----       -----          -----         2,042/4/        -----        -----
BRUNSWICK
                          1995     92,096    6,000       -----         10,498/3/      6,921/4/        -----        -----

JAMES T. LAYMAN           1997    109,262    -----       -----          -----         -----           -----        -----
PRESIDENT
FIRST CREDIT              1996     99,667    -----       -----          -----         3,523/4/        -----        -----
CORPORATION
                          1995     91,179   12,749       -----          -----         5,000/4/        -----        -----
---------------------------------------------------------------------------------------------------------------------------

    /1/ In the event that the Company declares a dividend on its outstanding shares of Common Stock, then such dividend will be equally applicable to the restricted stock reported in this column.

    /2/ The aggregate number of shares of restricted stock held by J. Thomas Whelchel as of December 31, 1997, is 10,325 shares and the value of such shares is $17,905 based on the terms of the following vesting schedule. Under the terms of the award of these restricted shares to Mr. Whelchel in 1995 ("1995 Restricted Stock") one-seventh of such shares (1,475) became vested on July 25, 1996; another one-seventh became vested on July 25, 1997; and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Whelchel becomes neither a director nor an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any shares of 1995 Restricted Stock which has not already vested at the time of the event which triggers such forfeiture.

    /3/ The aggregate number of shares of restricted stock held by Michael D. Hodges as of December 31, 1997, is 2,390 shares and the value of such shares is $2,792, based on the following schedule. Of the shares of restricted stock, 775 were awarded to Mr. Hodges in 1994 ("1994 Restricted Stock"), all of which vest upon the earlier of (I) five years from August 17, 1994, the date the shares were granted to Mr. Hodges or (ii) a change in control in the ownership of the Company through the acquisition of more than 50% of the Company's outstanding stock by a third party. Mr. Hodges will forfeit the 1994 Restricted Stock if he is not employed by either the Company or one of its subsidiaries on August 16, 1999, unless Mr. Hodges' employment is termination because of the sale of the Company or a subsidiary through which Mr. Hodges is employed and Mr. Hodges is not offered other employment within the Company of one of its subsidiaries. Under the terms of the award of 1,615 shares of restricted stock awarded to Mr. Hodges in 1995 ("1995 Restricted Stock"), one-seventh of such shares (230 shares) became vested on July 25, 1996; another one-seventh became vested on July 25, 1997; and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Hodges becomes neither a director nor an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any shares of 1995 Restricted Stock which has not already vested at the time of the event which triggers such forfeiture.

    /4/ These options are incentive stock options which have been granted pursuant to that certain Golden Isles Financial Holdings, Inc. 1995 Stock Option Plan adopted by the Company on July 25, 1995 (the "1995 Plan"). The 1995 Plan provides for the granting of certain options that are intended to qualify as incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code, as well as certain nonstatutory stock options that are non intended to qualify as incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code. These incentive stock options were granted on July 25, 1995, and vested immediately upon being granted. These options may be exercised at any time before the earlier of (I) July 25, 2005 or (ii) the date upon which the optionee ceases to be an employee of the Company; provided, however, that if the Optionee's employment with the Company is terminated for any reason other than (a) optionee's death or disability, (b) optionee's voluntary termination of his employment with the Company's consent, or (c) termination of optionee's employment by the Company for cause, then, in such event, optionee may exercise these incentive stock options for up to three months after termination of his employment (but in no event later than July 25, 2005).

    /5/ Mr. Whelchel served as acting CEO of the Company without a written agreement, and the compensation committee of the Board agreed to compensate Mr. Whelchel for his time spent as CEO of the Company. The amount stated as his salary for 1997 is the amount settled upon by the compensation committee.

    OPTION/SAR GRANTS. There was no grant of any stock option or stock appreciation right ("SAR") to any of the individuals for whom compensation information has been provided in the above summary compensation table.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                                                                                       Value of Unexercised
                                                               Number of securities underlying         in-the-money options
                       Shares acquired on   Value Realized    Unexercised Options/SARS at FY-End          SARs at FY-End
Name                      exercise (#)           (#)             (Exercisable/Unexercisable)        (Exercisable/Unexercisable)
----                   ------------------   --------------    ----------------------------------    ---------------------------
J. Thomas Whelchel           ------             ------                    1,390/0/2/                      4,691.25/0/1/

Michael D. Hodges            ------             ------                   30,124/0/3/                    136,760.21/0/1/

James T. Layman              ------             ------                    4,523/5,000/4/                 13,399.63/14,375/1/

     No stock options were exercised by the listed individuals and there were no outstanding SARs during fiscal year 1997.

     The Company does not have any Long Term Incentive Plans in effect.

     /1/ Dollar values have been calculated by determining the difference between the estimated fair market value of the Company's common stock at March 19, 1998 ($9.38) and the exercise prices of the options.

     /2/ On January 18, 1996, these options were awarded to Mr. Whelchel as compensation with respect to his services as a director.

     /3/ Michael D. Hodges has the right to acquire 30,124 shares of the Company's common stock pursuant to stock options issued by the Company to Mr. Hodges. All of the 30,124 stock options held by Mr. Hodges were exercisable as of January 20, 1996. Of the 30,124 stock options, 18,750 are exercisable at the price of $4.00 per share, 1,003 are exercisable at the price of $4.60 per share, 1,408 are exercisable at the price of $6.25 per share, 6,921 are exercisable at the price of $6.50 per share, and 2,042 are exercisable at the price of $6.00 per share.

     /4/ Of these options, 1,000 were granted on February 22, 1994 with an exercise price of $6.25 per share, and expire on February 22, 2004; 5,000 were granted on July 25, 1995 with an exercise price of $6.50 per share, but are not yet vested or subject to exercise; 292 were granted on January 19, 1996 at an exercise price of $6.00 per share, and expire on January 19, 2006; and 3,231 were granted on February 15, 1996 at an exercise price of $6.50 per share, and expire February 15, 2006.

Employment Agreements
---------------------

On February 20, 1997, the Bank and Michael D. Hodges entered into an employment agreement ("Hodges Agreement") summarizing the terms of Mr. Hodges' employment with the Bank. Pursuant to the Hodges Agreement, Mr. Hodges is to serve as President and Chief Executive Officer of the Bank. Mr. Hodges' base salary was set at $125,000 per year, subject to possible increases. The Hodges Agreement provides that Mr. Hodges is entitled to bonuses and other benefits including an automobile. The Bank may terminate Mr. Hodges' employment with the Bank with or without cause. However, if Mr. Hodges is dismissed from his employment for reasons other than for cause, the Bank shall for a period of one year following his termination continue to pay him his then current base salary. The initial term of the Hodges Agreement is through February 20, 1999, and thereafter, shall be annually renewed for successive one-year periods unless either party gives 90-days notice of non-renewal.

Mr. Whelchel served as Acting President and CEO of the Company beginning October 17, 1996, and throughout the period covered by this report without any written employment agreement, but with the understanding, however, that the compensation committee of the Board would determine the sum to be paid to him for his services. The recommendation by the compensation committee was approved by the full Board, and the compensation paid to Mr. Whelchel as disclosed in the Summary Compensation Table included in this Item 10. Mr. Whelchel is not serving under a written agreement, but the Board of Directors has determined to compensate him in the form of stock options which reflect his needed involvement in Company management, and the number of options will be based solely on the judgment of the Board.

On December 26, 1996, FCC and James T. Layman entered into a written employment agreement ("Layman Agreement") summarizing the terms of Mr. Layman's employment with FCC. Pursuant to the Layman Agreement, Mr. Layman is to serve as President and Chief Executive Officer of FCC. Mr. Layman's base salary was set at $95,000 per year, subject to possible annual increases. The Layman Agreement provides that Mr. Layman is entitled to bonuses and other benefits including an automobile. The Layman Agreement is effective through December 31, 2001, and may be modified by the mutual consent of Mr. Layman and FCC. Should there be a change in control of the Company, the Layman Agreement remains in force and effect.

Recommendation of Management on Proposal No. 1
----------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF EACH OF THE NOMINEES. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.


             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The management of the Company knows of no matters other than those above that are to be brought before the Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

                                 ANNUAL REPORT

The Annual Report to the Shareholders for 1997 accompanies this Proxy Statement, but is not deemed a part of the proxy soliciting material.

A COPY OF THE 1997 FORM 10-KSB REPORT AS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: SECRETARY, GOLDEN ISLES FINANCIAL HOLDINGS, INC., 3811 FREDERICA ROAD, ST. SIMONS ISLAND, GEORGIA 31522. SUCH REQUEST MUST SET FORTH A GOOD-FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ON MAY 8, 1998. EXHIBITS TO THE FORM 10-KSB WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

From time to time the Company's shareholders may present proposals which may be proper subjects for inclusion in the Company's proxy statements for consideration at the Company's Annual Meetings. To be considered for inclusion, shareholder proposals must be submitted on a timely basis and comply in all respects with the rules and regulations of the Securities and Exchange
Commission.   Proposals for the Company's 1999 Annual Meeting must be received by the Company no later than February 1, 1999, and such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Jimmy D. Veal
                                       ------------------------
                                       Jimmy D. Veal, Secretary
                                       Date:  May 27, 1998
                                              ------------